EXHIBIT 10.2


                               FIRST AMENDMENT TO
                      NON-QUALIFIED STOCK OPTION AGREEMENTS


         THIS FIRST AMENDMENT is made as of the 15th day of March, 2000, by and among D.R. HORTON, INC., a Delaware corporation (the "Company"), and RICHARD BECKWITT (the "Participant").
                  WHEREAS, the Company and Participant entered into Non-Qualified Stock Option Agreements on March 12, 1993, July 20, 1995, July 18, 1996, July 28, 1997 and July 23, 1998 (the "Agreements");

                  WHEREAS, Participant is a director of the Company; and

                  WHEREAS, the parties hereto desire hereby to amend the Agreements;

                  NOW, THEREFORE, in consideration of the premises and promises herein contemplated, the parties agree as follows:

                                    ARTICLE I

         1.1 The second sentence of paragraph 1.(A) of the Agreements is hereby amended to read as follows:

                  Except as otherwise provided in paragraph 3, this option shall be exercisable only if the Participant shall have been a director of the Company, or in the continuous employ of the Company or any Subsidiary, from the date hereof until this option is exercised.

         1.2 Paragraph 1.(C) of the Agreements is hereby amended to read as follows:

                  (C) Notwithstanding the provisions of subparagraph (A) of this paragraph 1, this option shall be exercisable to the extent of 100% of the shares hereinabove specified at the time the Participant ceases to be a director of the Company or an employee of the Company or any Subsidiary upon the occurrence of the events described in subparagraph (B) or (D) of paragraph 3.

         1.3 Paragraph 3 of the Agreements is hereby amended to read as follows:

                  3. This option shall terminate on the earliest of the following dates:


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                           (A)  Provided  that  Participant  does  not  remain a
                  director of the Company, three months after delivery to the Participant by the Company or a Subsidiary of notice of termination of the Participant's employment with the Company or a Subsidiary other than for any matter that constitutes a violation of the standard of employee conduct set forth in the Company's Employee Manual as in effect on the date of such termination or delivery to the Company by the Participant of notice of the voluntary termination by the Participant of the Participant's employment with the Company or a Subsidiary;

                           (B) One year  after the  Participant  ceases to be an
                  employee of the Company or a Subsidiary by reason of retirement under a retirement plan of the Company or a Subsidiary, which retirement is at or after normal retirement age provided for in such retirement plan;

                           (C) Immediately  upon the delivery to the Participant
                  by the Company or a Subsidiary of notice of termination of the Participant's employment with the Company or a Subsidiary for any matter that constitutes a violation of the standard of employee conduct set forth in the Company's Employee Manual as in effect on the date of such termination;

                           (D) Two years after the death or permanent disability
                  of the Participant if the Participant dies or becomes permanently disabled while a director of the Company or an employee of the Company or a Subsidiary;

                           (E) Three  months  after  Participant  is no longer a
                  director of the Company for any reason except as provided in Subparagraph (D) above; and

                           (F) Ten years from the date on which this  option was
                  granted.

                  Nothing contained in this option shall limit whatever right the Company or a Subsidiary might otherwise have to terminate the employment of the Participant. Except as otherwise provided in subparagraph (C) of paragraph 1, after the termination of the Participant's employment and term as a director this option shall be exercisable for the same number of shares for which it was exercisable prior to such termination. In the event that the Participant's employment and term as a director terminates on the

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                  same date that a Change in Control of the Company occurs,  the
                  Change in Control will be deemed to have occurred prior to the termination of the Participant's employment and term as a director.

                                   ARTICLE II

         2.1 Except as hereby modified, amended or supplemented, the Agreements shall remain in full force and effect, and any reference hereafter made by any party hereto to the Agreements shall be deemed to refer to the same as hereby amended, regardless of whether specific reference is made hereto.

         2.2      All  capitalized  terms used herein and not otherwise  defined
                  herein  shall  have  the  meaning   ascribed  thereto  in  the
                  Agreements.

         2.3      All terms of construction and  interpretation set forth in the
                  Agreements   shall  have  equal  effect  in  construing   this
                  Amendment.

         IN WITNESS WHEREOF, each party has executed and delivered this Amendment or caused this Amendment to be executed and delivered on its behalf by a duly authorized officer, all as of the date first above written.

                                          D.R. HORTON, INC.



                                          By:  /s/ Donald R. Horton
                                             -------------------------

                                          Title:  Chairman of the Board
                                                ------------------------

                                          Name:  Donald R. Horton
                                               --------------------





                                               /s/ Richard Beckwitt
                                              ----------------------
                                                Richard Beckwitt


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